Summary of Significant Accounting Policies - Summary of Income from Discontinued Operations (Detail) $ in Thousands	12 Months Ended
Dec. 31, 2013 USD ($)
Revenues:
Oil and gas sales	$ 25,125
Costs and expenses:
Production taxes	1,120
Gathering and transportation	501
Lease operating	9,853
Depletion, depreciation and amortization	8,649
Interest expense	6,346 [1]
Total costs and expenses	26,469
Gain on sale	230,008
Income from discontinued operations before income taxes	228,664
Income tax expense:
Current	(2,218)
Deferred	(78,694)
Total income tax expense	(80,912)
Net income from discontinued operations	$ 147,752

[1]	Interest expense was allocated to discontinued operations based on the ratio of the net assets of discontinued operations to our consolidated net assets plus long-term debt. Interest expense is net of capitalized interest of $2,010 for the year ended December 31, 2013.